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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Bio-Plexus, Inc. of our report dated April 11, 1997 appearing on page F-3 of the Annual Report on Form 10-K, and to all references to our firm under the caption "Experts" in the Prospectus, which is part of the Registration Statement.



/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP


Hartford, Connecticut


August 24, 1999


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